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                                                           EXHIBIT NO. 99.13

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
               200 BERKELEY STREET o BOSTON o MASSACHUSETTS 02116
                                 617 o 423 3500


W. THOMAS LONDON
Assistant Treasurer




                                       February 18, 1981



Division of Investment Management
Securities and Exchange Commission
Washington, D.C.  20549

    RE: Massachusetts Financial International Trust - Bond Portfolio File No: 2-68918

Gentlemen:

     Please be advised that the undersigned, in purchasing 60 shares of beneficial interest of Massachusetts Financial International Trust - Bond Portfolio at $1,000 per share, purchased said shares as an investment and with no present intention of redeeming or reselling said shares, and that the undersigned does not now have such an intention.

                                       Very truly yours,



                                       Massachusetts Financial Services Company



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LOMBARD ODIER INTERNATIONAL
PORTFOLIO MANAGEMENT LIMITED
LICENSED DEALER IN SECURITIES          1 LAURENCE POUNTNEY HILL
                                       LONDON EC4R OBD
                                       ENGLAND
                                       (REGISTERED OFFICE)
                                       TELEPHONE:  01-626 8155 / 8
                                       TELEX      :  8814499





                                       February 10, 1981



Division of Investment Management
Securities and Exchange Commission
Washington, D.C.  20549

    RE:  Massachusetts Financial International Trust -  Bond Portfolio
         File No:   2-68918

Gentlemen:

    Please be advised that the undersigned, in purchasing 40 shares at $1,000 of beneficial interest of Massachusetts Financial International Trust - Bond Portfolio, purchased said shares as an investment and with no present intention of redeeming or reselling said shares, and that the undersigned does not now have such an intention.

                                       Very truly yours,



                                       LOMBARD, ODIER
                                       INTERNATIONAL PORTFOLIO
                                       MANAGEMENT LTD.